SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 20, 1998



                            THE LEATHER FACTORY, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                     1-12368                    75-2543540
(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)





                            3847 East Loop 820 South
                             Fort Worth, Texas 76119
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (817) 496-4414

Item 4.  Changes in Registrant's Certifying Accountant

     Effective July 20, 1998, the Board of Directors of the Company, acting on the recommendation of the Audit Committee, approved the engagement of Hein + Associates LLP ("Hein") as the Company's independent auditors for the fiscal year ending December 31, 1998. Hein replaces the firm of Ernst & Young LLP ("E&Y"), who declined to re-propose as auditors of the Company during the competitive biding process.

     The reports of E&Y on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1997, and in the subsequent interim period, there were no disagreements with E&Y on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the matter in their reports.

     No consultations occurred between the Company and Hein during the two fiscal years and any interim period preceding the appointment of Hein regarding the application of accounting principles, the type of audit opinion that might be rendered or other information considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

     The Company has requested E&Y to furnish it a letter addressed to the United States Securities and Exchange Commission stating whether it agrees with the disclosures made herein. A copy of that letter, dated July 25, 1998, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits

      (a) Financial Statements

          None

      (b) Pro Forma Financial Information

          None

      (c) Exhibits

          A list of exhibits required to be filed as part of this report is set forth in the Exhibit Index, which immediately precedes such exhibits, and is incorporated herein by reference.






                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE LEATHER FACTORY, INC.
                                                (Registrant)

Date:  July 25, 1998                     BY:    /s/ Anthony C. Morton
                                              ------------------------
                                         Anthony C. Morton
                                         Chief Financial Officer & Treasurer
                                         -----------------------------------

                   THE LEATHER FACTORY, INC. AND SUBSIDIARIES
                                  EXHIBIT INDEX


      Exhibit
      Number                          Description
      -------                         -----------

       *16.1 Letter addressed to the Securities and Exchange Commission dated July 25, 1998, from the Company's former auditors, Ernst & Young LLP, relative to their agreement with the statements made in Item 4 of this Current Report on Form 8-K.
   ------------
*Filed herewith.

                                  EXHIBIT 16.1

EXHIBIT 1 TO FORM 8-K


July 25, 1998

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

We have read Item 4 of Form 8-K dated July 25, 1998, of The Leather Factory, Inc. and are in agreement with the statements contained in the second and third paragraphs included therein. We have no basis to agree or disagree with other statements of the registrant contained therein.




                                                           /s/ Ernst & Young LLP